UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 8, 2020

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(203) 968-3000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 11, 2020, Xerox Holdings Corporation and Xerox Corporation (collectively, “registrant” or “Xerox”) announced that its Chief Financial Officer, William F. Osbourn, Jr., will leave Xerox for personal reasons, effective September 30, 2020. Mr. Osbourn notified registrant of his decision on September 8, 2020. Mr. Osbourn’s resignation is not due to any disagreement with respect to registrant’s operations, policies or practices.
Xavier Heiss, 57, a
32-year
Xerox veteran, will serve as interim Chief Financial Officer, commencing September 30, 2020, while registrant conducts a search, both internally and externally, for a permanent successor. Mr. Heiss has served in various leadership positions in finance, business transformation and sales at Xerox. Prior to being promoted to Executive Vice President and President of EMEA Operations earlier in 2020, Mr. Heiss served as Xerox Controller and Chief Financial Officer of Xerox’s Americas Operations. Prior to that, he served as Vice President of Xerox Financial Planning and Analysis and Global Finance Shared Services.
Jacques-Edouard Gueden, 55, a
30-year
Xerox veteran, will serve as interim President of EMEA Operations, commencing September 30, 2020. Most recently, Mr. Gueden served as President of Xerox’s France & BeLux Operations. Prior to that he served as Senior Vice President of International Operations Commercial Excellence & SMB and prior to that served as Senior Vice President, CPO Channel Strategy and Business Operations.
At the time of this report, registrant has not entered into any new or amended compensatory or other agreement or arrangement with Mr. Osbourn, Mr. Heiss or Mr. Gueden in connection with the announcements described above.
A copy of registrant’s news release announcing Mr. Osbourn’s departure and Mr. Heiss’ appointment is being filed as Exhibit 99.1 to this Current Report on Form
8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Xerox press release regarding departure of chief financial officer William F. Osbourn, Jr. and appointment of Xavier Heiss as interim chief financial officer.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: September 11, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

XEROX CORPORATION

Date: September 11, 2020	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

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